Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q/A of JBI Inc. for the quarter ended September 30, 2013, I, Richard Heddle, President and Chief Executive Officer of JBI Inc., hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q/A for the period ended September 30, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q/A for the period ended September 30, 2013, fairly presents, in all material respects, the financial condition and results of operations of JBI Inc.

Date: November 12, 2013	By:	/s/ Richard Heddle
Richard Heddle
President and Chief Executive Officer